Investor Presentation May 2023 1

Disclaimer This document and any related oral presentation does not constitute an offer or invitation to subscribe for, purchase or otherwise acquire any equity or debt securities or other instruments of Vector Group Ltd. (“Vector,” “Vector Group Ltd.” or the “Company”) or its subsidiaries and nothing contained herein or its presentation shall form the basis of any contract or commitment whatsoever. The distribution of this document and any related oral presentation in certain jurisdictions may be restricted by law and persons into whose possession this document or any related oral presentation comes should inform themselves about, and observe, any such restriction. Any failure to comply with these restrictions may constitute a violation of the laws of any such other jurisdiction. The information contained herein does not constitute investment, legal, accounting, regulatory, taxation or other advice and the information does not take into account your investment objectives or legal, accounting, regulatory, taxation or financial situation or particular needs. You are solely responsible for forming your own opinions and conclusions on such matters and the market and for making your own independent assessment of the information. The following presentation may contain "forward-looking statements,” including any statements that may be contained in the presentation that reflect Vector’s expectations or beliefs with respect to future events and financial performance. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those contained in any forward-looking statement made by or on behalf of the Company, including the risk that changes in Vector’s capital expenditures impact its expected free cash flow and the other risk factors described in Vector’s annual report on Form 10-K for the year ended December 31, 2022, as filed with the SEC, and, when filed, Vector’s quarterly report on Form 10-Q for the quarterly period ended March 31, 2023. Please also refer to Vector's Current Reports on Form 8-K, filed on October 2, 2015, November 15, 2016, June 14, 2018, May 3, 2019, February 25, 2021, February 16, 2023 and May 9, 2023 (Commission File Number 1-5759) as filed with the SEC for information, including cautionary and explanatory language, relating to Non-GAAP Financial Measures in this presentation labeled "Adjusted". Results actually achieved may differ materially from expected results included in these forward-looking statements as a result of these or other factors. Due to such uncertainties and risks, potential investors are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date on which such statements are made. The Company disclaims any obligation to, and does not undertake to, update or revise and forward-looking statements in this presentation. 2

Investment Highlights & Portfolio 1) Vector’s net income was $158.7 million for the year ended December 31, 2022. Adjusted EBITDA is a Non-GAAP Financial Measure. Please refer to Exhibit 99.1 to the Company’s Current Report on Form 8-K, filed May 9, 2023 (Table 2), for a reconciliation of net income to Adjusted EBITDA. Please also refer to the Disclaimer to this document on Page 2. 2) Vector's operating income from the tobacco segment was $347.0 million for the year ended December 31, 2022. Tobacco Adjusted EBITDA is a Non-GAAP Financial Measure and is defined in the Company’s Current Report on Form 8-K, filed May 9, 2023. Please also refer to the Disclaimer to this document on Page 2. 3 Holding company with two primary businesses GAAP financial results History of strong earnings $353.2M Adjusted EBITDA for the twelve months ended March 31, 2023(1) $354.0M Tobacco Adjusted EBITDA for the twelve months ended March 31, 2023(2) Reported GAAP net income of $158.7 million for the year ended December 31, 2022 and $160.9 million for the twelve months ended March 31, 2023 Reported operating income of $339.0 million for the year ended December 31, 2022 and $338.2 million for the twelve months ended March 31, 2023 Tobacco Offers the best value propositions in the U.S. cigarette industry Real Estate Diversified portfolio of consolidated and non- consolidated real estate investments On December 29, 2021, Vector completed the distribution to its stockholders of Douglas Elliman Inc. as a standalone publicly traded company

Investment Highlights & Portfolio (cont.) 1) Cost advantage only applies to cigarettes sold below applicable market share exemption (approximately 1.93% of total cigarettes sold in the United States). 4 Maintains substantial liquidity Seasoned management team MSA cost advantage 29 years average tenure of CEO, COO, CFO and General Counsel with Vector as of March 31, 2023 7% of Vector’s equity is beneficially owned by management team and directors Perpetual cost advantage over the largest U.S. tobacco companies $382M of cash, marketable securities and long-term investments at holding company as of March 31, 2023 $160M-$170M annual cost advantage range from 2013 to 2022(1) $52M of cash at Liggett as of March 31, 2023, which will be primarily used to pay Liggett's current MSA liability ($83.7 million at March 31, 2023) + = of consolidated cash, marketable securities and long-term investments as of March 31, 2023 $434M

Tobacco Operations 5

Overview

Liggett Vector Brands

4th largest U.S. cigarette manufacturer; founded in 1873

Core Discount Brands

Montego, Eagle 20's, Pyramid, Grand Prix, Liggett Select and Eve

Average Retail Prices Below Leading Premium Brand


MONTEGO
50%
Eagle20's
30%
Pyramid
10%

Discount Category

- Momentum and growth for brands priced in the deep discount segment
- Approximately 35% of current volumes exempt from payment due to perpetual MSA grandfathered market share

Partner Brands

- USA, Bronson and Tourney

Consistent and strong cash flow

$354.0M

Tobacco Adjusted EBITDA for the twelve months ended March 31, 2023[1]

$14.6M

capital expenditures with capital requirements related to tobacco operations for the twelve months ended March 31, 2023, including $10 million on factory modernization (below)

$14M

current capital expenditure commitments, of which $10 million (above) has been funded, associated with factory modernization throughout 2022 and 2023

$160M-$170M [2]

MSA exemption annual cost advantage range for Liggett and Vector Tobacco from 2013 to 2022

Pursuant to the MSA

- Liggett has no payment obligations unless its market share exceeds an exemption of approximately 1.65% of total cigarettes sold in the United States,
- Vector Tobacco has no payment obligations unless its market share exceeds an exemption of approximately 0.28% of total cigarettes sold in the United States

$0.93 [2]

current cost advantage per pack on first 1.93% of cigarettes sold in the United States compared to the largest U.S. tobacco companies

1) Vector's operating income from the tobacco segment was $347.0 million for the year ended December 31, 2022 and $348.0 million for the twelve months ended March 31, 2023. Tobacco Adjusted EBITDA is a Non-GAAP Financial Measure and is defined in the Company's Current Report on Form 8-K, filed May 9, 2023. Please also refer to the Disclaimer to this document on Page 2.
2) Cost advantage only applies to cigarettes sold below applicable market share exemption (approximately 1.93% of total cigarettes sold in the United States).

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History Source: MSA CRA wholesale shipment database. Note: The Liggett and Vector Tobacco businesses have been combined into a single segment for all periods since 2007. 1) Vector’s operating income from the tobacco segment was $319.5, $360.3 and $347.0 for the years ended December 31, 2020, 2021 and 2022, respectively and $348.0 million for the twelve months ended March 31, 2023. Tobacco Adjusted EBITDA is a Non-GAAP Financial Measure and is defined in Table 2 and Table 5 of Exhibit 99.1 to the Company’s Current Reports on Form 8-K, filed on February 25, 2021, February 16, 2023 and May 9, 2023. Please also refer to Table 2 of Exhibit 99.2 to the Company’s Current Reports on Form 8-K, filed October 2, 2015, November 15, 2016, and Table 5 of Exhibit 99.1 to the Company's Current Report on Form 8-K, filed February 25, 2021. 7 T o b ac co A d ju st e d EB IT D A (1) ($ M ill io n s) D o m e stic M arke t S h are $ 79 $ 77 $ 12 1 $ 11 1 $ 12 7 $ 13 0 $ 14 4 $ 14 6 $ 15 8 $ 17 0 $ 16 5 $ 15 8 $ 17 4 $ 18 6 $ 19 8 $ 20 9 $ 24 3 $ 26 8 $ 25 3 $ 24 9 $ 27 0 $ 32 8 $ 36 4 $ 35 1 $ 35 4 1.2% 1.5% 2.2% 2.4% 2.5% 2.3% 2.2% 2.4% 2.5% 2.5% 2.7% 3.5% 3.8% 3.5% 3.3% 3.4% 3.3% 3.3% 3.7% 4.0% 4.0% 4.1% 4.1% 5.4% 5.5% MSA, which was signed in November 1998, became effective and Liggett, as a Subsequent Participating Manufacturer, established perpetual cost advantage over three largest U.S. tobacco companies. Liggett also introduced deep discount brand Liggett Select taking advantage of the Company’s cost advantage resulting from the MSA Liggett maintains its focus on maximizing long-term Tobacco Adjusted EBITDA by effectively managing pricing, volumes and market share Today Repositioned Eagle 20’s as a national deep discount brand Repositioned Pyramid as a deep-discount brand in response to a large Federal Excise Tax increase Relaunched deep discount brand Grand Prix 1999 2005 2009 2013 Expansion of Deep Discount brand Montego to all markets 2020-2021

Adjusted U.S. Tobacco Industry Market Share(1), (2)



Legacy brands
Brands acquired by ITG in 2015
Newport – Prominent Premium brand acquired by RAI in 2015
Santa Fe tobacco – acquired by RAI in 2002
46.7%
48.8%
47.4%
43.7%
2003
2006
2014
LTM 3/31/2023
Philip Morris USA
28.9%
7.7%
0.3%
20.9%
28.4%
8.8%
0.4%
19.2%
32.4%
12.4%
1.5%
18.4%
30.2%
12.7%
3.0%
14.5%
Reynolds American
12.15%
9.26%
2.89%
12.47%
8.81%
3.65%
9.45%
6.74%
2.71%
10.37%
6.83%
3.54%
12.2%
9.3%
2.9%
12.5%
8.8%
3.7%
9.5%
6.7%
2.7%
10.4%
6.8%
3.6%
ITG Brands
2.44%
2.36%
3.36%
5.54%
2.4%
2.4%
3.4%
5.5%
Liggett

Source: The Maxwell Report's sales estimates for the cigarette Industry for the years ended 2003 (February 2004), 2006 (February 2007) and 2014 (March 2015) and internal estimates for LTM (last twelve months) ended 3/31/2023.

1) Actual Market Share in 2003, 2006 and 2014 reported in the Maxwell Report for Reynolds American was 29.6%, 27.6% and 23.1%, respectively, and, for ITG Brands, was 2.9%, 3.7%, and 2.7%, respectively. Adjusted market share has been computed by Vector Group Ltd. by applying historical market share of each brand to the present owner of brand. Thus, the graph assumes each company owned its current brands on January 1, 2003. The legacy brands market share of Reynolds American in 2003 includes the market share of Brown & Williamson, which was acquired by Reynolds American in 2004. In 2015, Reynolds American acquired Lorillard Tobacco Company, which manufactured the Prominent Premium brand, and sold a portfolio of brands.

2) Does not include smaller manufacturers, whose cumulative market shares were 9.8%, 7.9%, 8.9% and 10.3% in 2003, 2006, 2014 and in the LTM 3/31/2023, respectively.

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U.S. Cigarette Industry Volume Change by Segment(1) 9 -11.1% -14.3% 16.4% -20% -15% -10% -5% 0% 5% 10% 15% 20% Premium Traditional Discount Deep Discount C ha ng e in V o lu m e 87.8% of Deep Discount Volume is Sold in Non-EDLP Outlets(2), (3) Source: Management Science Associates, Inc.’s ("MSAi") RIS Database for the 52 weeks ended March 31, 2023. The source for the database is reporting by tobacco distributors, who are constituents of the MSAi RIS database and represent approximately 95% of distributor shipments to retailers selling cigarettes in the United States. 1) For the 52 weeks ended March 31, 2023. 2) The Deep Discount category currently includes brands whose national average retail price is approximately 50% lower than the average of the leading Premium cigarette brands. Montego, which represented 51% of Liggett’s volume for the 52 weeks ended March 31, 2023, is included in the Deep Discount category and all other Liggett brands are included in the Traditional Discount category. 3) Every Day Low Price (“EDLP”) stores are defined as retail stores participating in R. J. Reynolds Tobacco Company’s contractual trade program that requires such retail stores to price and sell a EDLP Brand to consumers, at equal to or less than the lowest price offered for any cigarette products sold in the store. Liggett’s unit sales volume was 49% in Traditional Discount and 51% in Deep Discount(2) U.S. Cigarette Industry unit sales volume was 16.1% in Traditional Discount and 12.4% in Deep Discount(2)

Liggett’s Volume is More Heavily Weighted in Non-EDLP Stores(1) 10 18.8% 81.2% EDLP Non-EDLP 52.2%47.8% EDLP Non-EDLP Liggett Industry Source: MSAi’s RIS Database for the 52 Weeks Ended March 31, 2023. 1) EDLP stores are defined as retail stores participating in R. J. Reynolds Tobacco Company’s contractual trade program that requires such retail stores to price and sell an EDLP Brand to consumers, at equal to or less than the lowest price offered for any cigarette products sold in the store. (1) (1)(1) (1)

Wholesale List Price Increases in 2021, 2022 and 2023

Effective Date	Action	Brands: Montego	Brands: Eagle 20's	Brands: Pyramid	Brands: Liggett Select, Eve and Grand Prix
		Amount per pack			
2021					
January 25, 2021	List Price increase	$ -	$ 0.14	$ 0.14	$ 0.14
June 28, 2021	List Price increase	-	0.14	0.14	0.14
September 27, 2021	List Price increase	-	0.15	0.15	0.15
2022					
January 31, 2022	List Price increase	$ 0.10	$ 0.15	$ 0.15	$ 0.15
April 29, 2022	List Price increase	-	0.16	0.16	0.16
May 1, 2022	Promotional spending reduction	0.10	-	-	-
July 29, 2022	List Price increase	0.16	0.16	0.16	0.16
October 28, 2022	List Price increase	0.10	0.16	0.16	0.16
2023					
January 27, 2023	List Price increase	$ 0.10	$ 0.16	$ 0.16	$ 0.16
April 28, 2023	List Price increase	0.16	0.16	0.16	0.20

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Average per Pack Price (Retail)–EDLP Stores(1) and Non-EDLP(1), (2) Stores 12 $8.44 $7.30 $5.33 $7.60 $6.48 N/A $8.46 $8.02 $6.64 $7.51 $6.06 $4.50 $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 $7.00 $8.00 $9.00 Largest Premium Brand Largest Discount Brand Prominent Discount Brand Relaunched In 2021 Pyramid Eagle 20's Montego A ve ra g e P ac k P ric e EDLP Non-EDLP (1), (2) (1), (2) Source: Company estimates in Liggett's markets for the 13 weeks ended March 31, 2023. 1) EDLP stores are defined as retail stores participating in R. J. Reynolds Tobacco Company’s contractual trade program that requires such retail stores to price and sell a EDLP Brand to consumers, at equal to or less than the lowest price offered for any cigarette products sold in the store. 2) Company retail pricing estimates include State Excise Tax and, as such, average brand pricing estimates maybe impacted by the degree of geographic diversity in the retail store population sample.

Liggett’s Distribution is Value-Focused 13 45.2% 37.4% 7.7% 9.7% Convenience Stores Tobacco Outlets, Mass Merchandisers and Variety Stores Grocery Stores All Other 65.0%13.7% 5.9% 15.4% Convenience Stores Tobacco Outlets, Mass Merchandisers and Variety Stores Grocery Stores All Other Liggett Industry Source: MSAi’s RIS Database for the 52 weeks ended March 31, 2023.

Analysis of Retail Volume – EDLP(1), (2) Stores and Non-EDLP(1), (2) Stores 14 58.4% 76.5% 84.6% 49.7% 19.9% 6.6% 41.6% 23.5% 15.4% 50.3% 80.1% 93.4% 0% 20% 40% 60% 80% 100% Largest Premium Brand Largest Discount Brand Prominent Discount Brand Relaunched In 2021 Pyramid Eagle 20's Montego % o f B ra nd V o lu m e EDLP Non-EDLP(1), (2) Source: MSAi's RIS Database for the 13 weeks ended March 31, 2023. 1) EDLP stores are defined as retail stores participating in R. J. Reynolds Tobacco Company’s contractual trade program that requires such retail stores to price and sell a EDLP Brand to consumers, at equal to or less than the lowest price offered for any cigarette products sold in the store. 2) Company retail pricing estimates include State Excise Tax and, as such, average brand pricing estimates maybe impacted by the degree of geographic diversity in the retail store population sample. (1), (2)

Tobacco Litigation and Regulatory Updates  Litigation — In 2013, Liggett reached a settlement with approximately 4,900 Engle progeny plaintiffs • Liggett is paying approximately $4.0 million annually until 2028 • As of March 31, 2023. 17 Engle progeny cases remain pending — Liggett is also a defendant in 52 non-Engle smoking-related individual cases — There are two purported class actions and a health care cost recovery action pending, but all are inactive — The mayor of Baltimore recently commenced an action against Liggett and others claiming, among other things, that the failure of the defendants to use biodegradable filters in their cigarette products resulted in littering by smokers which resulted in the reduction of property values and tourism to the city — The Mississippi Attorney General filed a motion to enforce Mississippi’s 1996 settlement agreement with Liggett and alleges that Liggett owes Mississippi approximately $40 million in damages (including interest through March 2023). Proceedings are ongoing and Liggett posted a bond for $24 million in June 2022. To date Liggett has been unsuccessful in its efforts to defeat this matter  Regulatory — Since 1998, the MSA has restricted the advertising and marketing of tobacco products — Certain states and cities have passed legislation, among other things, banning the sale of menthol cigarettes — Family Smoking Prevention and Tobacco Control Act (2009) granted the FDA the authority to regulate (but not ban) tobacco products • On May 4, 2022, FDA published a proposed rule to prohibit menthol as a characterizing flavor in cigarettes and the final rule is expected to be adopted in 2023 • On June 21, 2022, the FDA indicated it plans to publish a proposed rule in 2023 that establishes a tobacco product standard reducing the level of nicotine in cigarettes to non-addictive levels 15

Real Estate Operations 16

Real Estate Overview  New Valley LLC owns interests in numerous properties and real estate projects in different asset classes, including planned communities, condominium and mixed-use developments, apartment buildings, hotels and commercial properties  New Valley has approximately $173 million(1) invested, as of March 31, 2023, in a broad portfolio of real estate ventures  On December 29, 2021, Vector completed the distribution to its stockholders of Douglas Elliman Inc. as a standalone public company. Douglas Elliman Inc. (NYSE: DOUG) owns the real estate brokerage, ancillary services operations and PropTech investment businesses formerly owned by Vector through New Valley. New Valley’s interest in numerous real estate properties and projects remain owned by Vector. 1) Net of cash returned. 17

Real Estate Summary[1]

NEW VALLEY REALTY

($ in thousands)

	Net cash invested	Cummulative earnings / (loss)[2]	Carrying value[2]	Projected construction end date	Range of ownership	Number of investments
Real Estate Investments at Cost						
All other U.S. areas	$ 1,000	$ -	$ 1,000	N/A	2.5%	1
	$ 1,000	$ -	$ 1,000			1
Condominium and Mixed Use Development (Minority interest owned)						
New York City SMSA	$ 33,174	$ (15,166)	$ 18,008	2023	4.1% - 27.0%	5
All other U.S. areas	87,651	(8,119)	79,532	2023 - 2025	12.5% - 77.8%	11
	$ 120,825	$ (23,285)	$ 97,540			16
Apartments (Minority Interest owned)						
All other U.S. areas	$ 13,117	$ (4,347)	$ 8,770	N/A	N/A	2
	$ 13,117	$ (4,347)	$ 8,770	N/A	50.00%	2
Hotels (Minority interest owned)						
New York City SMSA	$ 8,354	$ (7,768)	$ 586	2023	0.4% - 12.3%	3
International	6,048	(6,048)	-	N/A	49.0%	1
	$ 14,402	$ (13,816)	$ 586			4
Commercial and Other (Minority interest owned)						
New York City SMSA	$ 12,270	$ (4,618)	$ 7,652	N/A	49.0%	1
All other U.S. areas	3,074	5,133	8,207	N/A	1.6%	1
	$ 15,344	$ 515	$ 15,859			2
Total	**$ 164,688**	**$ (40,933)**	**$ 123,755**			**25**
Summary						
New York City SMSA	$ 53,798	$ (27,552)	$ 26,246			9
All other U.S. areas	104,842	(7,333)	97,509			15
International	6,048	(6,048)	-			1
	$ 164,688	$ (40,933)	$ 123,755			25

1) For the percentage of each real estate project owned, please refer to the "Summary of Real Estate Investments" section of Item 7 – "Management's Discussion and Analysis of Financial Condition and Results of Operations" of Vector Group Ltd.'s Form 10-Q for the period ended March 31, 2023, when filed.
2) Includes interest expense capitalized to real estate ventures of $11,836.

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Financial Data 19

Adjusted Historical Financial Data

Revenues (1), (2)
($ in millions)



$1,229
$1,205
$24
2020
$1,220
$1,202
$18
2021
$1,441
$1,425
$16
2022
$1,463
$1,450
$13
LTM 3/31/2023

Adjusted EBITDA (3), (4)
($ in millions)



$311
$328
$0
($16)
2020
$350
$364
$4
($19)
2021
$352
$351
$8
($7)
2022
$353
$354
$7
($8)
LTM 3/31/2023
Tobacco
Real Estate
Corporate & Other

1) Revenues include federal excise taxes of $462, $435, $521 and $522, respectively.
2) On December 29, 2021, Vector Group Ltd. completed the distribution of its real estate brokerage, services and PropTech investment business into a new stand-alone public company, Douglas Elliman Inc. (NYSE:DOUG), through a distribution of Douglas Elliman's common stock to Vector Group Ltd. stockholders. The historical results of the real estate brokerage, services and PropTech investment business owned by Douglas Elliman Inc. are excluded from revenues and are now reflected as income from discontinued operations, net of income taxes, in Vector Group Ltd.'s Consolidated Statements of Operations.
3) Vector's net income for the periods presented was $92.9, $219.5 , $158.7 and $160.9, respectively. Adjusted EBITDA are a Non-GAAP Financial Measure. Please refer to the Company's Current Reports on Form 8-K, filed on February 25, 2021, and February 16, 2023, respectively (Exhibit 99.1) for a reconciliation of Non-GAAP financial measures to GAAP. Please also refer to the table on Page 22 for a reconciliation of net income to Adjusted EBITDA.
4) Adjusted EBITDA has been computed using a reconciliation of GAAP to non-GAAP financial information on a continuing operations basis. The reconciliation is located on Page 23. Because Douglas Elliman Inc.'s results are reflected within discontinued operations, they are excluded from the financial information provided above.

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Summary 21

Vector Group  Vector Group Ltd., a holding company owning Tobacco and Real Estate businesses, and holding consolidated cash, investment securities and long-term investments of $434 million(1) at March 31, 2023 ($382 million, excluding cash at Liggett)  Vector’s CEO, COO, CFO and General Counsel have an average tenure of 29 years with the Company and, along with directors, beneficially own approximately 7% of Vector’s common stock Tobacco segment  Liggett is the fourth-largest U.S. cigarette manufacturer with 5.7% wholesale market share and 5.8% retail market share for the twelve months ended March 31, 2023  From April 1, 2013, to March 31, 2023, was the only major U.S. cigarette manufacturer to increase both market share and unit volumes  $354 million(2) of Tobacco Adjusted EBITDA for the twelve months ended March 31, 2023 Real Estate segment  New Valley owns a diversified portfolio of non-consolidated real estate investments carried at $123 million at March 31, 2023.  New Valley’s portfolio of real estate ventures exists in various markets throughout the U.S., including New York City, Miami, Los Angeles, Las Vegas and Nashville Summary 1) At March 31, 2023, the total amount of $434 million includes cash at Liggett of $52 million. 2) Vector's operating income from the tobacco segment was $347.0 million for the year ended December 31, 2022 and $348 million for the twelve months ended March 31, 2023. Tobacco Adjusted EBITDA is a Non-GAAP Financial Measure and is defined in the Company’s Current Reports on Form 8-K (Table 5), filed February 16, 2023 and May 9, 2023. Please also refer to the Disclaimer to this document on Page 2. 22

Adjusted EBITDA Reconciliation

($ Millions)	2020	2021	2022	3/31/2023	3/31/2022	LTM 3/31/2023
Net income attributed to Vector Group Ltd.	$ 92.9	$ 219.5	$ 158.7	$ 34.7	$ 32.5	$ 160.9
Net (income) loss attributed to Vector Group Ltd. from discontinued operations	34.0	(72.1)	-	-	-	-
Interest Expense	121.3	112.7	110.7	27.5	25.1	113.1
Tax Expense	54.1	62.8	61.9	13.5	12.2	63.2
Net loss attributed to non-controlling interest	-	(0.2)	-	-	-	-
Depreciation and Amortization	9.1	7.8	7.2	1.7	1.9	7.0
EBITDA	**$ 311.4**	**$ 330.5**	**$ 338.5**	**$ 77.4**	**$ 71.7**	**$ 344.2**
Change in Fair Value of Derivatives Embedded Within Convertible Debt[1]	(5.0)	-	-	-	-	-
Equity in (Earnings) Loss from Investments[2]	(56.3)	(2.7)	5.0	0.2	2.2	3.0
Equity in Losses (Earnings) from Real Estate Ventures[3]	44.7	(10.3)	5.9	1.9	1.9	5.9
Loss (gain) on extinguishment of debt	-	21.4	(0.4)	0.1	-	(0.3)
Stock-Based compensation expense[4]	9.5	14.8	7.8	2.1	2.2	7.7
Litigation settlement and judgment (income) expense[5]	0.3	0.2	0.2	0.3	0.1	0.4
Impact of MSA settlement[6]	0.3	(2.7)	(2.1)	(0.3)	(2.1)	(0.3)
Transaction expenses[7]	-	10.5	-	-	-	-
Net gains on sales of assets	(2.3)	(0.9)	-	-	-	-
Other, net	8.6	(10.7)	(2.7)	(3.6)	1.1	(7.4)
Adjusted EBITDA Attributed to Vector	**$ 311.4**	**$ 350.1**	**$ 352.2**	**$ 78.1**	**$ 77.1**	**$ 353.2**
Operating Income (Loss) by Segment						
Tobacco	$ 319.5	$ 360.3	$ 347.0	$ 78.6	$ 77.6	$ 348.0
Real Estate	(0.6)	4.1	8.0	0.1	1.0	7.1
Corporate & Other	(24.5)	(43.9)	(16.0)	(4.4)	(3.5)	(16.9)
Operating Income	**$ 294.4**	**$ 320.4**	**$ 339.0**	**$ 74.3**	**$ 75.1**	**$ 338.2**
Adjusted EBITDA Attributed to Vector by Segment						
Tobacco	$ 328.0	$ 364.4	$ 351.1	$ 80.0	$ 77.1	$ 354.0
Real Estate	(0.3)	4.3	8.1	0.1	1.0	7.2
Corporate & Other	(16.4)	(18.6)	(7.0)	(2.0)	(1.0)	(8.0)
Adjusted EBITDA Attributed to Vector	**$ 311.4**	**$ 350.1**	**$ 352.2**	**$ 78.1**	**$ 77.1**	**$ 353.2**

Source: Company filings.

1) Represents income recognized from changes in the fair value of the derivatives embedded in the Company's convertible debt.
2) Represents equity in earnings recognized from investments that the Company accounts for under the equity method. Included in the amount are equity in earnings from Ladenburg Thalmann Financial Services of $53.4 million for the year ended December 31, 2020.
3) Represents equity in (earnings) losses recognized from the Company's investment in certain real estate businesses that are not consolidated in its financial results.
4) Represents amortization of stock-based compensation.
5) Represents accruals for settlements of judgment expenses in tobacco litigation.
6) Represents the tobacco segment's settlement of a long-standing dispute related to the Master Settlement Agreement.
7) Transaction expenses include expenses incurred in connection with the Company's spin-off of Douglas Elliman Inc. into a standalone, public company, which occurred on December 29, 2021.
8) Some numbers may not add due to rounding

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